PARNASSUS FUNDS®

QUARTERLY REPORT  ¡  SEPTEMBER 30, 2013

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Asia FundSM	PAFSX

Parnassus Fixed-Income FundSM	PRFIX

PARNASSUS FUNDS	Quarterly Report • Q3 2013

November 4, 2013

Dear Shareholder:

Enclosed are the quarterly reports for all of the Parnassus Funds. I think you will find them very useful for understanding the kind of investment you have made. You will gain insight into our investment strategy and learn about the companies in our portfolios.

New Team Members

Andrew Saeta recently joined our sales and marketing team after interning with us this summer. He graduated from Stanford University in May with a bachelor’s degree in science, technology and society. As a member of the varsity swim team, Andrew earned four NCAA All-American honors and three PAC-12 First Team Academic All-American honors and competed in the 2008 and 2012 U.S. Olympic Trials. Andrew’s interests outside of the pool include designing and distributing custom t-shirts and playing guitar.

Krystal Pham joined the Parnassus team full-time as an assistant for Shareholder Services and as a receptionist. She has been with Parnassus since 2011 as a part-time employee. She graduated from the University of San Francisco in May with a bachelor’s degree in psychology with a minor in criminal justice. During her senior year, she completed an internship as a Training Officer at the Central County Occupational Center in San Jose. Outside the office, she volunteers for Habitat for Humanity and enjoys spending time at the beach.

New Trustee

I am proud to announce that earlier this year a new Trustee was elected to the Parnassus board. As most of you know, the Board of Trustees is the governing body of the Funds, so their job is to look out for your interest as shareholders. We try our best to get knowledgeable people to serve on the Funds’ board.

The new Trustee is Donald J. Boteler. Don holds a bachelor of science degree in economics and accounting from the University of Maryland and is a certified public accountant. From 1982 until 1986, he worked as a financial analyst and examiner with the Securities and Exchange Commission. From 1986 until 2012, he worked for the Investment Company Institute (ICI), our mutual fund trade association, and most recently as Vice President of Operations. In my view, he is one of the most knowledgeable people in the country on the subject of mutual fund operations. At the SEC, he reviewed registration statements, so he has detailed knowledge of how mutual funds work. He also played a key role in developing the SEC’s electronic filing system for mutual funds. At the ICI, he recruited and developed a professional team of operations, accounting and compliance professionals with significant industry and regulatory experience. He was also responsible for ICI’s relationship with the Financial Accounting Standards Board (FASB). Don has now retired (which enables him to serve on our board) and has moved from his home in the Maryland suburbs of Washington to a small town on the Delaware shore. He spends time with his family, catches up with old friends, plays golf and even does some crabbing. We, as shareholders, are indeed fortunate to have someone of Don’s caliber serving as a Parnassus Funds Trustee.

Yours truly,

Jerome L. Dodson

President

Quarterly Report • Q3 2013	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: PARNX

As of September 30, 2013, the net asset value (“NAV”) of the Parnassus Fund was $50.05, so the total return for the quarter was 9.26%. This compares to a gain of 5.24% for the S&P 500 Index (“S&P 500”) and a gain of 6.88% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the quarter then, we were well ahead of both of our benchmarks.

You may remember that we were way behind our benchmarks in the first quarter of the year, but strong performance in both the second and third quarters has pushed us quite a bit ahead of the benchmarks for the year-to-date period. As we will see shortly, technology and telecommunications stocks have powered our performance. For the year-to-date, we have gained 23.22%, compared to 19.79% for the S&P 500 and 21.28% for the Lipper average.

Below is a table, comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You’ll note that the Fund is ahead of both benchmarks for all time periods.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2013

Parnassus Fund	27.86	18.09	13.34	8.14	0.90	0.90

S&P 500 Index	19.33	16.23	10.00	7.56	NA	NA

Lipper Multi-Cap Core Average	23.24	14.65	9.69	7.70	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Company Analysis

Two companies each cut 12¢ off the NAV during the quarter. Riverbed Technology sank 6.2% during the quarter from $15.56 to $14.59. The company makes software to optimize wide-area networks (WANs), which speed the flow of information within an organization from site-to-remote-site. A significant portion of Riverbed’s revenue comes from the government, so concerns about the sequestration and the political controversy over the national budget affected the stock.

EZchip Semiconductor sliced 12¢ off the NAV, as its stock dropped 8.7% from $26.99 to $24.64 by the end of the quarter. Israel-based EZchip designs semiconductors used in data centers, enterprise networks and telecommunications equipment. The shares dropped after Cisco, the company’s largest customer, announced it had designed its own chip, but the stock partially recovered after investors realized that Cisco’s chips would not replace EZchip’s in its network-processors. We’re holding the stock because the costs for Cisco to switch to an in-house chip are significant, and the amount Cisco pays to EZchip is relatively modest compared to the former’s revenue. We expect that EZchip, with its best-in-class technology, will remain the undisputed leader in network-processors.

Six companies made positive contributions to the value of each Parnassus share during the quarter: two telecommunication companies, two technology companies, one energy company and one logistics company. Fortunately, each winner had a much bigger impact on the Fund than each of the losers, as all six companies added 21¢ or more to each fund share.

PARNASSUS FUNDS	Quarterly Report • Q3 2013

Ciena makes telecommunications equipment for optical networks, and its stock climbed 28.6% from $19.42 to $24.98 for a contribution of 73¢ to each Parnassus share. Telephone companies are increasing their purchases from Ciena to handle rapidly increasing traffic on their networks. Ciena’s equipment not only helps them add capacity, but also saves operating costs, since new equipment is much easier to maintain than legacy products. Ciena announced a record level of order backlog, so the stock should continue to do well.

Finisar contributed 72¢ to the NAV as its stock soared 33.5% from $16.95 to $22.63. The company makes optical equipment for telecommunications networks. Finisar’s sales were much higher than expected, as revenue from its data-communications division increased. Demand from customers who are upgrading their data-center equipment to handle soaring Internet traffic accounted for most of the increase. The data-communications division now accounts for 70% of the company’s revenue.

Applied Materials, the biggest maker of equipment used in semiconductor manufacturing, saw its stock climb 17.6% from $14.91 to $17.54, boosting the value of each fund share by 44¢. In September, the company agreed to buy Tokyo Electron, a rival Japanese equipment producer. The deal will combine two of the industry’s three biggest players, resulting in a new company with a market capitalization of about $29 billion. The combined company will benefit from an expanded customer base, greater market opportunities and higher earnings potential because of lower costs.

Oil- and gas-producer W&T Offshore saw an increase of 24.0% in its stock price from $14.29 to $17.72, for a gain of 27¢ for each fund share. Supply disruptions in the Middle East caused crude oil prices to jump 10.8% during the quarter from $93 to $103 per barrel, so earnings increased for W&T. The company also announced a significant oil discovery in the Gulf of Mexico and drilled nine successful wells in the West Texas Permian Basin.

Autodesk, the leading software provider for architects, engineers and designers, added 25¢ to each fund share, as its stock jumped from $33.94 to $41.17 for a gain of 21.3%. Strong demand for its design software by engineering and construction firms drove better-than-expected earnings. Investor sentiment moved higher after the company announced plans to shift to a more predictable subscription-based business model. We think that Autodesk has a bright future, as manufacturing and construction firms adopt the company’s innovative 3D design software.

Expeditors International, a freight-forwarder serving shippers for air and ocean deliveries, contributed 21¢ to the NAV, as its stock rose 15.9% from $38.01 to $44.06. We bought our shares in late 2012 and early 2013, when demand for air freight was weak, hoping that earnings would move higher when the cycle turned up. The company has been gaining market share, and the stock moved higher last quarter on better earnings, when demand for air freight increased for the first time since the first quarter of 2011.

Outlook and Strategy

Note: This section represents the thoughts of Jerome L. Dodson and applies to the Parnassus Fund and the Parnassus Workplace Fund.

The market has had a tremendous run this year with the S&P 500 up almost 20%. Because of this, stocks are not cheap anymore, and my view is that the market is fully-valued. For the past couple of weeks, it’s been hard to find stocks to buy. It’s been easier to find stocks that are fully-priced and ready to sell. It seems to me that the market may be due for a correction.

Parnassus Fund as of September 30, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2013	PARNASSUS FUNDS

The market, however, does strange things. For example, on October 1, when the government shut down, the market actually had a great day and moved higher. With government employees being furloughed and government contractors facing reduced revenue, one would think that the stock market would move sharply lower, as it did right before the shut-down. Such perversity, though, is not rare. These seemingly irrational moves inspired the saying that “the market climbs a wall of worry.”

There is no doubt that the government shut-down is bad for the economy and for consumer confidence. In fact, for the eight days prior to the shut-down, the market moved lower in seven of those eight days in anticipation. When the event actually occurred, the market moved higher. Investors sold on anticipation, then bought on the actual event. Strength in manufacturing and housing construction overwhelmed the negative news.

What does an investor do in these uncertain times? My strategy is to focus on the individual company and not pay too much attention to the daily economic news. I look for companies that have good businesses and are undervalued. From these, I choose ones that are good corporate citizens. I have no special ability to predict the direction of the economy, but I have done a good job over the years in picking companies that increase in value over time. That’s all I can do, so that’s the path I’m following now.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2013

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of September 30, 2013, the NAV of the Parnassus Equity Income Fund-Investor Shares was $35.28. After taking dividends into account, the total return for the third quarter was 6.74%. This compares to increases of 5.24% for the S&P 500 Index (“S&P 500”) and 3.92% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). For the first nine months of 2013, the Fund posted a return of 21.98%, which compares favorably to gains of 19.79% for the S&P 500 and 17.49% for the Lipper average.

Below is a table that summarizes the performances of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2013

Parnassus Equity Income Fund Investor Shares	23.44	16.18	10.47	9.34	0.90	0.90

Parnassus Equity Income Fund Institutional Shares	23.61	16.39	10.69	9.49	0.68	0.68

S&P 500 Index	19.33	16.23	10.00	7.56	NA	NA

Lipper Equity Income Fund Average	17.77	14.14	9.07	7.97	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 9.41%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Third Quarter Review

The S&P 500 continued its multi-year rally by gaining 5.2% in the third quarter. The index is now up an astonishing 149% from its low point reached in March of 2009. Stocks rose in the quarter, as the economy continued its modest expansion and corporate profits grew faster than consensus expectations. Another positive was the Federal Reserve’s continued support of financial markets, in the form of quantitative easing. The basic idea behind this program is simple: the Fed creates money, then uses it to buy $85 billion of government and mortgage bonds each month. Quantitative easing boosts bond prices and drives down interest rates, making it less expensive for businesses, consumers and government entities to borrow. It also indirectly supports equity markets, because the newly-created money increases the funds available for investors to buy other assets, such as stocks.

The Fund performed better than the S&P 500 and our Lipper peers for the quarter, posting a gain of 6.74%. Our sector allocations and modest cash position had a slightly negative impact on the portfolio’s performance, relative to the index. Because of this, we attribute all of the Fund’s quarterly outperformance to individual stock selection. The Fund had only one investment that reduced the NAV by more than 5¢ and nine that increased it by at least 10¢. In the following section, we discuss our one significant loser and our three biggest winners.

Company Analysis

Compass Minerals, which earns most of its money by selling salt used for highway deicing, trimmed the NAV by 7¢, as its stock slid 9.8% to $76.27 from $84.53. The stock fell in sympathy with the price of sulfate of potash (SOP), a fertilizer that Compass produces in one of its smaller segments.

Quarterly Report • Q3 2013	PARNASSUS FUNDS

The value of potash fertilizers dropped after Russia’s Uralkali, a leading global producer, announced a plan to increase production. Since Uralkali had previously agreed with other potash companies to limit supply, and therefore keep prices high, their new strategy is clearly bad for industry profits.

The good news is that Compass still owns very attractive assets. The company’s crown jewel is a salt mine located in Goderich, Ontario. Given its unique geological characteristics, it’s relatively easy to extract salt from the Goderich mine. Since it’s located near a deep port on Lake Huron, Compass can transport the salt by boat to cities along the Great Lakes, further driving down operating costs. In addition to Goderich, Compass also owns a low-cost solar evaporation plant on Utah’s Great Salt Lake, which processes salt and SOP. These unique assets, combined with a high-quality management team, make Compass a solid long-term investment, so we bought more of the stock during the quarter.

The Fund’s biggest winner was Energen, a domestic producer of oil and natural gas, whose stock jumped 46.2% from $52.26 to $76.39, boosting the NAV by 28¢. The Fund has held Energen shares continuously since November of 1996, making it the longest-tenured position in the portfolio. When we first bought the stock, the company earned most of its profits from a natural gas utility based in Alabama. Over the years, Energen has diversified its business by investing in oil and natural gas production. After a few years of disappointing results, Energen announced a game-changing oil discovery in the Permian Basin in Texas during the third quarter. This news drove the stock up because it meant that Energen’s growth prospects have improved significantly.

Apple, a relative newcomer to the portfolio, soared 20.4% to $477 from $396 and boosted the NAV by 27¢. In mid-September, Apple announced that their latest iPhone launch yielded record results, with 9 million units sold in just three days. The success of this launch demonstrates the power of Apple’s global distribution and brand. Regarding the latter, New York-based consultancy, Interbrand, recently announced its annual valuation estimates for global brands. With an estimated value of $98 billion, Apple came in at number one, ending Coca-Cola’s 13-year reign atop the list.

We know that competitive dynamics can shift quickly in consumer electronics markets. As a result, we’re paying close attention to other smartphone makers, especially Samsung, as they pose a serious threat to Apple’s valuable franchise. For now, we’re still comfortable with Apple’s competitive position and stock valuation, so we didn’t sell any of our shares during the quarter.

Applied Materials, a leading maker of semiconductor manufacturing equipment, rose 17.6% to $17.54 from $14.91 and increased the NAV by 24¢. In September, the stock jumped after the company announced a transformational deal to buy rival Tokyo Electron for $9 billion, creating an industry titan with a combined stock market capitalization of $29 billion. This deal will broaden Applied Materials’ exposure to increasingly important areas of chip manufacturing, such as dielectric etch and chemical vapor deposition. We think there’s enough differentiation in the two companies’ product lines to avoid any serious antitrust concerns, but there’s still a chance that government officials in either the United States or Japan will prohibit this deal.

Outlook and Strategy

As the stock market continues its incredible multi-year run, our strategy remains unchanged. We still favor high-quality businesses with defensive investment characteristics. While this approach occasionally leads to underperformance in bull markets, it tends to limit the Fund’s losses when stocks go down. We consistently employ this strategy, because we think it’s the best way to compound wealth for our shareholders over the long-term.

Parnassus Equity Income Fund as of September 30, 2013 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2013

When stocks rally as they have for the last four and a half years, it’s tempting to ignore our guiding principles and reach for returns by investing in riskier stocks, which typically outpace the index during bull markets. As you can see from the Fund’s quarter-end holdings and sector weights, we’ve resisted this temptation. As of this writing, the Fund has limited exposure to two highly cyclical sectors, financials and consumer discretionary. In addition, the portfolio has relatively large concentrations in less cyclical sectors, such as utilities and consumer staples. We don’t know when the next bear market will come, but when it does, we expect the Fund to hold up relatively well, given its defensive posture.

It’s worth noting that our positioning doesn’t necessarily mean that we’ll lag our index and our peers if stocks continue recording new highs. Our performance over the last year proves this point. When the Fund has outpaced a bull market despite its overall defensive approach, it’s almost always due to the contribution of just a handful of stocks. Since the Fund normally invests in about 40 holdings, even a small number of individual securities can have a big impact on our results. Our concentrated approach also means that all of our investment decisions have been fully vetted and carefully timed, which reduces the chance that we’ll make a mistake.

The bar is so high for a stock to gain entry into our portfolio that we only bought one new company during the quarter. Xylem, which is based in White Plains, New York, is an industrial firm divided into two segments. Water Infrastructure, which accounts for over 60% of total revenue, sells equipment primarily to utilities to assist in the transportation, treatment and testing of water. The smaller segment, Applied Water, sells a diverse suite of water-related products to residential, commercial, industrial and agricultural customers. Both segments also sell aftermarket parts and a wide range of services, so Xylem can make money from customers for many years after an initial equipment sale. We’re excited about the long-term prospects of this business and hope to discuss it as a winner in the Company Analysis section of a future shareholder letter.

Thank you for your trust and investment with us,

Todd Ahlsten	Ben Allen
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q3 2013	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of September 30, 2013, the NAV of the Parnassus Mid-Cap Fund was $24.13, so the total return for the quarter was 7.24%. This compares to 7.70% for the Russell Midcap Index (“Russell”) and 6.88% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

For the year-to-date, we are behind both the Russell and the Lipper average, as we have gained 19.04%, compared to 24.34% for the Russell and 21.28% for the Lipper average. Normally, we’d be delighted with a return of 19% for nine months, but for this period, it doesn’t look great in comparison with our benchmarks.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005. As you can see, the Fund is essentially in line with the Russell for the three- and five-year periods, but slightly behind for the period since inception. We handily beat the Lipper average during the three- and five-year periods and for the period since inception.

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2013

Parnassus Mid-Cap Fund	22.05	17.40	12.96	8.75	1.23	1.20

Russell Midcap Index	27.91	17.53	12.97	9.22	NA	NA

Lipper Multi-Cap Core Average	23.24	14.65	9.69	6.73	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, (as Amended and Restated September 30, 2013), Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% for the Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

Mid-cap stocks marched 7.7% higher this quarter. The quarter started off well, when corporate earnings and economic data came in better than investor expectations. The Federal Reserve’s decision to maintain its economic stimulus program also supported stocks during the quarter. The Fed said it will wait for more evidence of an economic recovery before ending its quantitative easing. The market even shrugged off potential U.S. military intervention in Syria and the possibility of a Federal government shutdown to reach a multi-year high in September.

The Fund trailed the Russell by 46 basis points (one basis point equals 0.01%), and beat the Lipper average by 36 basis points. We were disappointed that we didn’t beat the Russell, but in this surging market, we are pleased that our lower-risk strategy captured 94% of the index’s gain. During the quarter, our stock selection in the consumer and materials sectors hurt the Fund’s performance by 140 basis points. Another factor holding back our performance was our health care investments, which lowered the Fund’s return by 30 basis points. Thankfully, our gains in the financial, utilities and information technology sectors offset most of these losses.

Company Analysis

Two stocks in the portfolio reduced the Fund’s NAV by 3¢ or more in the quarter. The stock that hurt us the most was Compass Minerals, a leading salt and fertilizer producer in the United States, which sank 9.8% from $84.53 to $76.27, slicing 4¢ from the NAV. The stock went down after the world’s largest potash fertilizer producer, Uralkali, announced plans to slash its potash price to boost market share. Since Compass gets 20% of its

PARNASSUS FUNDS	Quarterly Report • Q3 2013

revenue from potash, investors dumped the shares. We bought more shares during the quarter because we believe the stock price decline was overdone. We also like the company’s position as the low-cost producer of deicing salt and believe that demand and pricing for salt will improve, especially if we get a cold winter.

Sysco, a leading North American food-service distributor, dropped 6.8%, from $34.16 to $31.83, reducing each fund share by 3¢. Sluggish demand from restaurants caused the company to miss earnings expectations during the quarter. A slower than expected roll-out of its new enterprise resource planning system has also weighed on earnings results, as cost savings from the new system have been pushed into 2014. We’re holding our shares because we believe Sysco, with its wide-moat distribution network, breadth of products and services and stringent cost management, will benefit as restaurant sales recover.

Fortunately, four companies contributed 12¢ or more to the NAV. Our biggest winner was Insperity, a provider of human-resource services to small- and mid-sized businesses. The shares soared 24.1% from $30.30 to $37.60, adding 17¢ to the NAV. The stock jumped after management announced good quarterly results, highlighted by lower-than-expected health care expenses and progress in fixing its sales force issues. Valuation is also rising, because investors are optimistic that confusion around the Affordable Care Act will push employers to outsource health care insurance services management to Insperity.

Oil- and gas-producer Energen added 15¢ to the Fund’s NAV, as its stock surged 46.2% to $76.39 from $52.26. The company’s profits surpassed investor expectations during the quarter, as oil prices climbed 10.8%, from $93 to $103 a barrel, because of supply disruptions in the Middle East. The stock also got a big boost when the company reported impressive production results from its exploratory drilling sites in the Permian Basin in Texas, which will boost its drilling inventory by over 5,000 locations. Energen should benefit from its extensive drilling inventory and scale advantages in the Permian Basin, so we’re hanging on to our shares.

Applied Materials, a leading maker of semiconductor manufacturing equipment, saw its stock climb 17.6% from $14.91 to $17.54, for a gain of 12¢ on the NAV. During the quarter, the company agreed to buy Tokyo Electron, a rival Japanese maker of semiconductor production equipment. By combining two of the industry’s three largest players, Applied Material’s competitive moat will widen, as now even fewer companies in the world possess the ability to develop equipment for increasingly complex chips. The combined company will also benefit from an expanded customer base and higher earnings potential due to cost synergies.

Autodesk, a leading software provider for architects, engineers and designers, added 12¢ to each fund share, as its stock price jumped 21.3% from $33.94 to $41.17. Solid demand for its design software by engineering and construction firms drove better than expected earnings results. Investor sentiment moved higher after the company announced plans to shift to a more predictable subscription-based business model. We believe Autodesk has a bright future, as manufacturing and construction firms increasingly adopt the company’s design suites.

Outlook and Strategy

As we write this, the government is shut down due to a budget impasse. The debt ceiling debate is looming, and pundits are pessimistic about the outcome. Beyond our borders, the European economy is stagnant, and their financial system is vulnerable. You might be wondering how we are adjusting our portfolio for the current environment, and the answer is that we’re not.

Parnassus Mid-Cap Fund as of September 30, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2013	PARNASSUS FUNDS

We believe that it’s very difficult to predict market movements in the short-term, and that few investors consistently do it well. We’re interested in macro events only insofar as they impact the range of outcomes for our stocks.

Looking at our portfolio, almost a quarter of our Fund is invested in the industrials sector, which is typically highly cyclical. However, most of our holdings in this sector have relatively low cyclicality. About half are business service-related companies, performing non-discretionary tasks such as collecting waste and storing documents. The ties that bind them together are secular growth opportunities, wide moats, steady cash flows and limited downside.

Our largest position in the sector is Pentair, a diversified industrial, that makes pumps and filtration equipment for residential and commercial sites, such as swimming pools and restaurants. The company also has an enclosures segment that makes equipment that protects electronics. The business is becoming increasingly relevant to its customers, as the world population increases and water supplies become constrained. Management has spent the last decade building up a technologically advanced product suite with recognizable brands, which should lead to increased pricing power. Following a merger last year with Tyco’s Flow Control unit, there are now opportunities for margin expansion.

Our newest addition to the Fund is Xylem, a pure-play industrial provider of water infrastructure products that benefits from trends similar to those impacting Pentair. Most of the company’s revenue comes from the Water Infrastructure segment, which primarily sells equipment to utilities to assist in the transportation, treatment and testing of water. The smaller segment, Applied Water, sells a wide range of products to residential, commercial, industrial and agricultural customers. We like the company’s razor-razorblade model because it requires customers to buy maintenance and replacement parts over time, ensuring recurring revenue well after initial equipment sales are made.

The Fund continues to have a relatively large concentration of technology stocks, where we see companies with differentiated growth opportunities and excellent balance sheets. The Fund has relatively few financial and consumer discretionary stocks, where we believe the downside risks are large.

We continue to focus on businesses that can increase their intrinsic values faster than the overall market over the long-run. Our portfolio is currently made up of 41 businesses that are attractively valued, increasingly relevant to their customers, competitively advantaged and well-managed. Our goal for the Fund is that it should outperform the market over the long-run by participating in up markets, gaining significant ground on our index in down markets and avoiding permanent capital losses in severe market corrections.

Thank you for your investment in the Parnassus Mid-Cap Fund,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2013

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of September 30, 2013, the NAV of the Parnassus Small-Cap Fund was $27.92, so the total return for the third quarter was a gain of 8.94%. By comparison, the Russell 2000 Index of smaller companies (“Russell 2000”) had a gain of 10.21%, and the Lipper Small-Cap Core Average, which represents the average return of the small-cap core funds followed by Lipper (“Lipper average”), had a gain of 9.26%. For the quarter, we slightly underperformed both indices.

Year-to-date, the Small-Cap Fund is trailing both indices and is up 17.46%, compared to 27.69% for the Russell 2000 and 25.48% for the Lipper average. Below is a table comparing the Parnassus Small-Cap Fund with the Russell 2000 and the Lipper average over the past one-, three- and five-year periods and the period since inception. Although our short-term performance has been subpar, our performance since inception has exceeded both benchmarks. Since our investment process of identifying high-quality businesses that are temporarily out-of-favor remains the same, our goal for the Fund is to return to outperformance in the future.

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2013

Parnassus Small-Cap Fund	23.35	12.18	11.28	9.66	1.23	1.20

Russell 2000 Index	30.06	18.29	11.15	9.05	NA	NA

Lipper Small-Cap Core Average	28.77	17.11	11.41	8.65	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, (as Amended and Restated September 30, 2013), Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to year basis.

Company Analysis

The company that hurt us the most was fertilizer producer Intrepid Potash, which sank 17.7%, from $19.05 to $15.68, slicing 15¢ off of the NAV. Potash has historically enjoyed high prices, because three companies in Canada and two in Russia control 80% of the world’s supply, and they actively seek to match supply to demand. However, during the quarter, one of the Russian companies decided to pursue a volume-maximization strategy, which caused the price of potash to decline 20%. We are holding our Intrepid Potash position because we think the price decline is temporary. Profits are maximized for everyone with the high-price strategy, so we expect the Russian company to return to this strategy in the future.

Intrepid was the only stock with a significant negative impact, but we had four companies that made major contributions to the Fund. Finisar contributed the most to the NAV, as its stock soared 33.5% from $16.95 to $22.63 for a gain of 40¢ for each fund share. The company makes optical equipment for telecommunications networks. Finisar’s sales were much higher than expected, as revenue from its data-communications division increased. Demand from customers who are upgrading their data-center equipment to handle soaring Internet traffic accounted for most of the increase. The data-communications division now accounts for 70% of the company’s revenue.

Shares of InterMune, a biotechnology company focused on respiratory and fibrotic diseases, soared 59.8% from $9.62 to $15.37, adding 37¢ to each fund share. The stock rose as sales of Esbriet, the company’s treatment for idiopathic pulmonary fibrosis (IPF), increased. IPF is a fatal

Quarterly Report • Q3 2013	PARNASSUS FUNDS

disease that reduces lung function, has a median survival of only 2-5 years and represents a significant unmet medical need. Esbriet is approved in Europe and Canada, and the company is currently conducting a pivotal trial to receive U.S. approval. We think InterMune has room to grow with increased use in Europe and Canada. We also think that Esbriet will win U.S. approval.

Ciena also makes telecommunications equipment for optical networks. Its stock climbed 28.6% from $19.42 to $24.98 for a contribution of 34¢ to each fund share. Telephone companies are increasing their purchases from Ciena to handle rapidly increasing traffic on their networks. Ciena’s equipment not only helps them add capacity, but also saves operating costs, since new equipment is much easier to maintain than legacy products. Ciena announced a record level of order backlog, so the stock should continue to do well.

Energy XXI, an oil- and gas-producer, surged 36.2% from $22.18 to $30.20 for an increase of 24¢ for each fund share. The company’s profits increased, as oil prices climbed 10.8% during the quarter, from $93 to $103 a barrel, because of supply disruptions in the Middle East. The stock rallied after the company reported solid progress with its horizontal drilling program in the Gulf of Mexico and a significant increase in its proved reserves. We believe the company’s deep inventory of oil and natural gas assets in the Gulf of Mexico provide a long runway for solid earnings growth ahead.

Outlook and Strategy

The market continued to move higher during the quarter, with the Russell 2000 now up an amazing 27.7% for the year-to-date. During the quarter, investors cheered the Federal Reserve’s decision to continue full-speed ahead with its stimulus program.

We remain bullish on the U.S. economy, which showed further signs of improvement. Unemployment declined to 7.3% from 7.8% at the beginning of the year, and annual inflation remains subdued at only 1.5%. As we predicted last quarter, interest rates have begun to move higher, but not enough to derail the economy.

We think the housing recovery will continue, and there will be increased demand for faster optical telecommunications networks. To benefit from these trends, the Fund has invested in housing-related stocks and telecom companies. 13% of our fund is invested in companies that benefit from the nascent housing recovery. First American Financial provides title insurance for home purchases, First Horizon National and TCF Financial provide mortgages to their banking clients, while PulteGroup and Toll Brothers construct new houses. New home sales of 421,000 per year remain well below the level needed to meet the demand from population growth and immigration.

About 12% of our fund is invested in companies that benefit from increased demand for faster optical telecommunications networks. Ciena makes high-speed optical equipment, Finisar provides optical modules that are installed in routers, while EZchip designs network processing semiconductors that are the “brains” of a router. With the proliferation of cell phones and tablets, as well as increased demand for streaming video, we expect demand to grow for a very long time.

During the quarter we purchased three new stocks in other industries that have strong competitive advantages, which we refer to as “moats,” and compelling growth opportunities. Air Lease benefits from gains in emerging market air travel, increasing demand from airlines for leasing planes and the best CEO in the industry. Orient-Express Hotels has

Parnassus Small-Cap Fund as of September 30, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2013

44 iconic luxury hotels and benefits from improving trends in luxury travel. Thermon Group, a manufacturer of heat tracing equipment used to prevent freezing in pipes, operates in a duopoly and benefits from increased oil production in cold-climate regions.

Thank you for your continued investment in the Parnassus Small-Cap Fund.

Yours truly,

Jerome L. Dodson	Ryan Wilsey
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q3 2013	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of September 30, 2013, the NAV of the Parnassus Workplace Fund was $26.67, so the total return for the quarter was 6.04%. This compares to a gain of 5.24% for the S&P 500 Index (“S&P 500”) and a gain of 6.88% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). After getting off to a slow start in the first quarter of the year, the Workplace Fund has made up for lost time by putting in strong performances for the past two quarters. For the year-to-date, the Fund is up 20.30%, compared to 19.79% for the S&P 500 and 21.28% for the Lipper average.

Below is a table comparing the Fund with the S&P 500 and the Lipper average over the past one-, three- and five-year periods and the period since inception. The Workplace Fund has a remarkable performance record, beating all the benchmarks for all periods. Since inception, the Fund has outperformed the S&P 500 by almost four percentage points per year.

Company Analysis

For the quarter, five companies each contributed 10¢ or more to the NAV, and no company had a significant negative impact on the value of the Parnassus Workplace Fund. Three of the top-performers were technology companies, one was a logistics company and one was a bank.

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2013

Parnassus Workplace Fund	22.74	16.82	14.85	10.56	1.14	1.14

S&P 500 Index	19.33	16.23	10.00	6.77	NA	NA

Lipper Multi-Cap Core Average	23.24	14.65	9.69	6.73	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Applied Materials, the biggest maker of equipment used in semiconductor manufacturing, saw its stock climb 17.6% from $14.91 to $17.54, boosting the value of each fund share by 22¢. In September, the company agreed to buy Tokyo Electron, a rival Japanese equipment producer. The deal will combine two of the industry’s three biggest players, resulting in a new company with a market capitalization of about $29 billion. We believe the combined company will benefit from an expanded customer base, greater market opportunities and higher earnings potential because of lower costs.

Autodesk, the leading software-provider for architects, engineers and designers, added 21¢ to each fund share, as its stock jumped from $33.94 to $41.17 for a gain of 21.3%. Strong demand for its design software by engineering and construction firms drove better-than-expected earnings. Investor sentiment moved higher after the company announced plans to shift to a more predictable subscription-based business model. We think Autodesk has a bright future, as manufacturing and construction firms adopt the company’s innovative 3D design software.

Expeditors International, a freight-forwarder that serves shippers for air and ocean deliveries, contributed 18¢ to the NAV, as its stock rose 15.9% from $38.01 to $44.06. We bought our shares in late 2012 and early 2013, when demand for air freight was weak, hoping that earnings would move higher when the cycle turned up. The

PARNASSUS FUNDS	Quarterly Report • Q3 2013

company has been gaining market share, and the stock moved higher last quarter on better earnings, when demand for air freight increased for the first time since the first quarter of 2011.

Altera makes semiconductor chips that can be programmed for use in devices such as cell phone base stations. The company’s shares rose 12.6% during the quarter from $32.99 to $37.16, contributing 11¢ to the NAV. The stock advanced after China Mobile announced it is rolling out its 4G network, which will result in 200,000 new base stations. The company also added 30 million shares to its buyback authorization and raised its dividend by 50%. We see further upside as telecommunications companies continue to invest in network upgrades.

Shares of credit card issuer Capital One increased 9.4% from $62.81 to $68.74, adding 11¢ to each fund share. The recent acquisition of online bank ING Direct and HSBC’s private label credit card portfolio are generating strong earnings, and the shares rose after the company reported earnings that exceeded expectations for the second consecutive quarter.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Workplace Fund as of September 30, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2013	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: PAFSX

As of September 30, 2013, the NAV of the Parnassus Asia Fund was $15.15, so the total return for the quarter was 1.34%. This compares to a gain of 7.17% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a gain of 5.05% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). Below you will find a table comparing the Asia Fund with the MSCI Index and the Lipper average for the period since inception.

While we underperformed the indices for the quarter, we are ahead of our benchmarks for the period since inception on April 30, 2013. We have gained 1.00% since inception while the MSCI Index has lost 0.88%. The reason for this dichotomy is not stock-picking, but rather the Fund’s cash position. Early in the period since inception, the Asian markets moved sharply lower, while we were safely in cash. Later in the period, the Asian markets moved sharply higher, but we could not keep up because of our cash position. The other issue affecting the Fund was the big sell-off in emerging markets. While the Japanese market was not affected much, this sell-off had a big impact on Thailand and Indonesia, where we had a substantial portion of our portfolio. Because the MSCI Index is heavily influenced by Japan, it did not drop as the emerging markets did. Right now, we have about 64% of our assets in Asian stocks and about 36% in cash. By the end of the year, we hope to be over 85% invested, so that would mean that the Fund would move more in-line with its benchmarks.

Parnassus Asia Fund
Average Annual Total Returns (%)	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2013

Parnassus Asia Fund	1.00	5.00	1.45

MSCI AC Asia Pacific Index	-0.88	NA	NA

Lipper Asia Pacific Region Average	-3.34	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, (as Amended and Restated September 30, 2013), Parnassus Investments has contractually agreed to limit the total operating expenses to 1.45% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

There were three companies that had the biggest negative impact on the Fund, with each of them subtracting 6¢ or more from the value of each fund share. The stock of Bank Rakyat Indonesia fell 14.9% in U.S. dollar terms from $0.74 to $0.63 for a loss of 7¢ for each fund share. The bank is Indonesia’s second largest bank by assets and boasts a well-recognized nationwide presence. Nearly one-third of its book consists of microloans extended to rural businesses, which have shown good repayment rates in the past. Rising interest rates, volatile foreign exchange rates and concerns about loan growth buffeted the stock over the quarter, but Bank Rakyat’s profitability and loss reserves are strong.

TICON Industrial Connection dropped 20.0% in dollar terms from $0.65 to $0.52 while cutting 6¢ off the NAV. Two things were at work here. First, after rising against the dollar for the past few years, the Thai baht has been weaker in the past few months. A weaker Thai baht means that the value of a Thai stock is lower in dollar terms. The other issue is specific to the company. TICON Industrial Connection builds standardized factories and warehouses across Thailand and rents them to foreign companies that want to manufacture goods for export. Recent flooding near TICON’s industrial estates have raised concerns about the company’s earnings outlook, especially since severe floods in 2011 previously cut profits by 45%. Though weather is unpredictable, TICON has less exposure to flood areas than its peers and should benefit from Thailand’s position as a low-cost manufacturing

PARNASSUS FUNDS	Quarterly Report • Q3 2013

center, when flood waters and investor fears subside.

Thanachart Capital, the fifth largest bank in Thailand, sliced 6¢ off the NAV, as its stock dropped 13.0% in U.S. dollar terms from $1.23 to $1.07. The slowing economy caused Thanachart’s customers to take out fewer loans and make fewer deposits, which hurt the bank’s net interest income. At the same time, some corporate borrowers had difficulty repaying their loans, increasing the bank’s credit costs and reducing profits. Since acquiring Siam City Bank in 2010, Thanachart has been reducing its dependence on the competitive auto loan market. When this transformation is complete and economic conditions improve, Thanachart should be a more diversified and resilient bank with a higher stock price.

Three companies made the biggest contributions to the value of our fund shares, each adding 8¢ or more. Biostime International Holdings, a Chinese distributor of foreign-made infant formula, added 17¢ to the NAV, as its stock soared 53.7% from $4.92 to $7.56. A recall of potentially contaminated milk supplies by a competitor boosted Biostime’s stock price. The company’s leading share in the premium segment of a fast-growing market is enhanced by Biostime’s image as a safe producer.

Samsung Electronics contributed 10¢ to the value of each fund share, as its stock rose 8.6% from $1,169.29 to $1,269.74. The South Korean consumer electronics giant ranks number one in sales of mobile phones and displays worldwide and number two behind Intel in semiconductors. Samsung recently launched a trio of new products, including a wearable smartphone, which investors believe will open up new avenues for the company to grow. With strong distribution in both developed and developing markets, Samsung is well-positioned to profit from increasing demand for its comprehensive suite of innovative products. Sales of its Galaxy S4 smartphone have surged ahead of Apple’s iPhone.

Applied Materials, the biggest maker of equipment used in semiconductor manufacturing, saw its stock climb 17.6% from $14.91 to $17.54, boosting the value of each fund share by 8¢. In September, the company agreed to buy Tokyo Electron, a rival Japanese equipment-producer. The deal will combine two of the industry’s three biggest players, resulting in a new company with a market capitalization of about $29 billion. The combined company will benefit from an expanded customer base, greater market opportunities and higher earnings potential because of lower costs.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Asia Fund as of September 30, 2013 (percentage of net assets)

Parnassus Asia Fund as of September 30, 2013 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2013	PARNASSUS FUNDS

Parnassus Fixed-Income Fund

Ticker: PRFIX

As of September 30, 2013, the NAV of the Parnassus Fixed-Income Fund was $16.99, producing a gain for the quarter of 0.11% (including dividends). This compares to a gain of 0.57% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 0.43% for the Lipper A-Rated Bond Fund Average, which represents the average return of the A-rated bond funds followed by Lipper (“Lipper average”). For the first three quarters of 2013, the Fund posted a loss of 1.97%, which compares to losses of 1.89% for the Barclays Aggregate Index and 2.41% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For September 2013, the 30-day subsidized SEC yield was 1.23%, and the unsubsidized SEC yield was 1.12%.

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2013

Parnassus Fixed-Income Fund	-2.21	1.68	5.02	4.22	0.79	0.68

Barclays U.S. Aggregate Bond Index	-1.68	2.86	5.41	4.59	NA	NA

Lipper A-Rated Bond Fund Average	-1.80	3.67	6.63	4.71	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, (as Amended and Restated September 30, 2013), Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.68% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Third Quarter Review

After substantial increases in the second quarter, Treasury yields rose and fell within a fairly narrow range at the beginning of this quarter as investors digested mixed economic data. Market sentiment then changed in mid-August as economic data turned incrementally more positive and Federal Reserve members began to speak more frequently about eventually reducing and removing their bond-buying stimulus program, popularly called quantitative easing (QE).

Since the last round of QE was announced, unemployment fell from 8.0% to 7.3% through August, home prices increased over 12% and incomes grew modestly. The improvement in these data points seemed to fall within the Federal Reserve’s goalposts for curtailing QE, therefore convincing the market that a reduction was near. Anticipating that monetary support would be gradually removed from the market, the yield on the 10-Year Treasury popped higher to nearly 3.00%.

During this time, the Fund performed well due to its shorter duration. As a reminder, duration is a measure of interest rate sensitivity and indicates how much, in percentage terms, a bond price will move for a 1% change in interest rates. A shorter duration for the Fund means it is less sensitive to interest rate movements, and so as bond yields rose and prices on those bonds fell, the Fund retained relatively more of its value.

September 18th was a turning point in the quarter, as the Federal Reserve opted to keep its quantitative easing program in full effect. Two main factors drove their decision: first, the economic risk created by Congressional delays in addressing both the federal budget and the debt ceiling; and second, the Federal Reserve’s desire to

PARNASSUS FUNDS	Quarterly Report • Q3 2013

gauge the economic impact of the higher interest rates that emerged over the summer. Over the last two weeks of the quarter, the 10-Year Treasury yield fell to approximately 2.60%, as expectations about QE were realigned, and bond prices soared, with mortgage-backed securities leading the way. Due to the Fund’s shortened duration and relatively small investment in mortgage-backed securities, it did not benefit as much as its peers from the upward shift.

Outlook and Strategy

The economy will always face headwinds from a variety of sources, but perhaps the largest headwind facing the economy today is the uncertainty created by Congress. However, I’m confident that the economy can overcome these headwinds over the long-term, just as the manufacturing and housing sectors have risen above the short-term impacts of the Sequestration earlier this year. While the Federal Reserve’s surprise announcement delayed the market’s sense of timing around their stimulus reduction, as well as my own, I continue to believe a reduction will occur over the coming two quarters.

Over the past few months, the Fund has become more diversified, and as part of our effort to institutionalize this process, the Fund’s Prospectus was updated on September 30th to allow greater investments in mortgage-backed securities and pools. Investment-grade mortgages comprise approximately 30% of the benchmark index and are a meaningful asset class in the market. Perhaps most importantly, mortgages trade differently and have different characteristics than corporate or Treasury bonds. Therefore, inclusion of these assets into the Fund will diversify its income sources and risk profile.

I continue to believe that growth will be fairly steady and that, over the long-term, rates will rise to historically normal ranges. As a result, the Fund continues to have a shorter duration than the Barclays Aggregate Index, making it relatively less sensitive to interest rate fluctuations. Volatility will likely continue in the bond market over the coming quarters as a new Federal Reserve Chair is nominated and confirmed, as monetary policies evolve, and as Congress debates fiscal policy. Despite this volatility, I remain focused on our mission of providing capital preservation and income and will continue to position the portfolio accordingly.

Thank you for your investment in the Parnassus Fixed-Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

Parnassus Fixed-Income Fund as of September 30, 2013 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2013	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

The Parnassus Asia Fund was launched last April 30 --- it is Parnassus’ first international fund. Parnassus intends to base its investment decisions here on the same general principles we use in our domestic funds: find undervalued companies which incorporate socially responsible practices in their business operations.

One of Parnassus’ initial investments in the Asia Fund was Keppel Corporation, a Singapore-based conglomerate that builds shipyards, operates power plants, holds $12 billion of property assets and provides telecommunications services (voice and data). Keppel has a spectacular record; its market value having grown from $396 million in 1980 to nearly $19 billion today. It operates in 30 countries and employs more than 40,000 Keppelites.

Keppel is celebrating its 45th birthday this year. It marked this milestone by contributing $12 million to Singapore’s National Art Gallery for the establishment of the Keppel Center for Art Education. It is the first dedicated art education facility in Singapore. Keppel has been recognized as a sustainability leader. Its stock is one of the components of the Dow Jones Sustainability Asia Pacific Index.

Another of the Asia Fund’s early investments was Samsung Electronics, the South Korean conglomerate, or “chaebol.” It has been on a tear for many years. With annual revenues of $178 billion, Samsung now ranks as the 14th largest corporation in the world, employing 240,000 employees in 217 countries. Samsung operates through 78 different companies. It’s the world’s largest seller of smart phones, first in television sets and second, after Intel, in semiconductors. Samsung is also the world’s second largest ship builder, the 13th largest construction company and the 14th largest life insurer.

Through its ownership of Cheil Worldwide, it operates the world’s 16th largest advertising agency. Computers, printers, cameras, refrigerators, dishwashers, DVD players, tablets, PCs --- Samsung makes them all.

It’s not all about size. Samsung has a well-developed, sophisticated sense of social responsibility, detailed in reports it has been issuing since the start of the 21st century. The company’s reports on social responsibility and sustainability are among the best I have seen. They follow the guidelines established by the Global Reporting Initiative (GRI). In the company’s own words: “Operating in an ethical way is the foundation of our business. Everything we do is guided by a moral compass that ensures fairness, respect for all stakeholders and complete transparency.”

Intel, producer of the chip that powers most computers, is helping the Arizona city of Chandler to cope with the worst drought in the past 100 years. California-based Intel is the largest employer in Chandler, thanks to its semiconductor plant where 11,000 people are employed, three times the workforce than the No. 2 employer, Bank of America. The Chandler plant uses nine million gallons of water a day and Intel recycles 60% of it. Most manufacturers send leftover effluent to sewers. Intel cleans its supply to drinking water standards and replenishes underground aquifers. According to a report in the Financial Times, the water treatment facility costs the city of Chandler $2.4 million a year to run --- and Intel is billed monthly for the cost… On another front, Intel was celebrating its inclusion, for the seventh consecutive year, in Working Mother magazine’s list of the 100 Best Companies for Working Mothers. Intel was recognized for its support of 18 childcare centers near its facilities in the United States. 2,500 children of employees are enrolled in these centers…Nine other Parnassus portfolio companies grace this list, including Accenture (cited for flexible work schedules), Cardinal Health (invested $250,000 to upgrade 82 on-site lactation facilities), Capital One (42% of managers and executives are females), Cisco Systems (45% of employees work from home full-time), First Horizon (58% of managers and executives are women), MasterCard (launched Women’s Leadership University), Procter & Gamble (on this list for 25 years), and Qualcomm (offers tuition reimbursement up to $10,125).

PARNASSUS FUNDS	Quarterly Report • Q3 2013

Greenpeace, the activist non-governmental organization, can be tough on corporations, but it also has a “good guy” list of IT companies that are responding to climate change issues. To gain this recognition, a company must be using technology to reduce its greenhouse gas emissions and developing advocacy campaigns to reach political leaders, asking them to support “science-based climate and energy policies.” Tied for first place in the most recent survey are Cisco Systems and Google. Both are Parnassus portfolio companies…The Frito-Lay division of PepsiCo needs a lot of heavy-duty tractors and trucks to deliver all those Fritos and Lay’s potato chips. To reduce its dependence on diesel fuel, the company is breaking ground this year on seven new Compressed Natural Gas (CNG) fueling stations. Tractors using CNG emit far fewer greenhouse gases than diesel tractors. By the end of the year, Frito-Lay will have 208 CNG tractors. This is 20% of its total fleet…Few companies can match discount retailer Target when it comes to philanthropy. A survivor of the old Dayton-Hudson department store chain, Target allocates 5% of its profits to charity every year. At the current level, that comes to $4 million every week. In 2010, the company posted a goal to give $1 billion to education by the end of 2015. At the start of this year, the donations to education totaled $777 million. So the $1 billion goal is well within reach. A significant portion of these funds have been earmarked to programs that help children read proficiently by the end of third grade…Deere & Company announced a donation of $1 million over five years to The First Tee, a non-profit that works to build character in young people by emphasizing the values promoted in the game of golf. Deere’s donation will support the development of courses where the students will learn about golf course maintenance. John Deere tractors are, of course, a major tool in this maintenance…Thirty-one parks in San Francisco are going to be able to offer free Wi-Fi thanks to a $600,000 gift from Google.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

Quarterly Report • Q3 2013	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of September 30, 2013 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,650,000	Applied Materials Inc.	28,941,000	17.54	5.4%
1,000,000	Ciena Corp.	24,980,000	24.98	4.7%
1,600,000	Riverbed Technology Inc.	23,344,000	14.59	4.4%
1,000,000	Finisar Corp.	22,630,000	22.63	4.3%
300,000	Capital One Financial Corp.	20,622,000	68.74	3.9%
1,150,000	PulteGroup Inc.	18,975,000	16.50	3.6%
275,000	QUALCOMM Inc.	18,524,000	67.36	3.5%
300,000	C.H. Robinson Worldwide Inc.	17,868,000	59.56	3.4%
725,000	EZchip Semiconductor Ltd.	17,864,000	24.64	3.4%
375,000	Expeditors International of Washington Inc.	16,522,500	44.06	3.1%
810,000	DR Horton Inc.	15,738,300	19.43	3.0%
375,000	Autodesk Inc.	15,438,750	41.17	2.9%
225,000	Intuit Inc.	14,919,750	66.31	2.8%
800,000	W&T Offshore Inc.	14,176,000	17.72	2.7%
220,000	Express Scripts Holding Co.	13,591,600	61.78	2.6%
300,000	Wells Fargo & Co.	12,396,000	41.32	2.3%
450,000	Iron Mountain Inc.	12,159,000	27.02	2.3%
500,000	Vivendi SA (ADR)	11,475,000	22.95	2.2%
375,000	Trimble Navigation Ltd.	11,141,250	29.71	2.1%
400,000	Air Lease Corp.	11,064,000	27.66	2.1%
260,000	ADT Corporation	10,571,600	40.66	2.0%
500,000	Charles Schwab Corp.	10,570,000	21.14	2.0%
300,000	Thomson Reuters Corp.	10,503,000	35.01	2.0%
455,000	Intel Corp.	10,428,600	22.92	2.0%
150,000	Roche Holdings Ltd. (ADR)	10,129,500	67.53	1.9%
130,000	Novartis AG (ADR)	9,972,300	76.71	1.8%
125,000	PepsiCo Inc.	9,937,500	79.50	1.8%
310,000	Mondelez International Inc.	9,740,200	31.42	1.8%
650,000	TCF Financial Corp.	9,282,000	14.28	1.7%
175,000	Lam Research Corp.	8,958,250	51.19	1.6%
1,120,000	Harmonic Inc.	8,612,800	7.69	1.6%
165,000	Cardinal Health Inc.	8,604,750	52.15	1.6%
110,000	Compass Minerals International Inc.	8,389,700	76.27	1.6%
240,000	Toll Brothers Inc.	7,783,200	32.43	1.5%
350,000	Calgon Carbon Corp.	6,646,500	18.99	1.2%
200,000	Abbott Laboratories	6,638,000	33.19	1.2%
400,000	Orient-Express Hotels Ltd.	5,192,000	12.98	1.0%
300,000	InterMune Inc.	4,611,000	15.37	0.9%
60,000	Edwards Lifesciences Corp.	4,177,800	69.63	0.8%
100,000	Thermon Group Holdings Inc.	2,311,000	23.11	0.4%
50,000	MDU Resources Group Inc.	1,398,500	27.97	0.3%
100,000	First Horizon National Corp.	1,099,000	10.99	0.2%

	Total investment in equities	507,927,350		95.6%

	Total short-term securities	26,931,872		5.1%

	Other assets and liabilities	(3,326,784)		(0.7%)

	Total net assets	531,532,438		100.0%

	Net asset value as of September 30, 2013	$50.05

PARNASSUS FUNDS	Quarterly Report • Q3 2013

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of September 30, 2013 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

5,365,553	C.H. Robinson Worldwide Inc.	319,572,337	59.56	4.5%
17,577,927	Applied Materials Inc.	308,316,840	17.54	4.4%
625,745	Apple Inc.	298,323,929	476.75	4.2%
4,742,372	Motorola Solutions Inc.	281,602,049	59.38	4.0%
8,284,820	Mondelez International Inc.	260,309,044	31.42	3.7%
3,353,980	Procter & Gamble Co.	253,527,348	75.59	3.6%
2,848,375	National Oilwell Varco Inc.	222,486,571	78.11	3.2%
4,705,345	Expeditors International of Washington Inc.	207,317,501	44.06	2.9%
3,181,522	Pentair Ltd.	206,608,039	64.94	2.9%
5,636,278	Thomson Reuters Corp.	197,326,093	35.01	2.8%
4,705,585	Waste Management Inc.	194,058,325	41.24	2.8%
2,853,430	QUALCOMM Inc.	192,207,045	67.36	2.7%
8,415,309	Questar Corp.	189,260,298	22.49	2.7%
275,325	MasterCard Inc.	185,233,154	672.78	2.6%
6,560,402	Xylem Inc.	183,232,028	27.93	2.6%
6,769,508	Iron Mountain Inc.	182,912,106	27.02	2.6%
2,252,670	PepsiCo Inc.	179,087,265	79.50	2.5%
3,153,735	CVS Caremark Corp.	178,974,461	56.75	2.5%
2,252,660	Energen Corp.	172,080,697	76.39	2.5%
5,290,735	Sysco Corp.	168,404,095	31.83	2.4%
6,007,125	MDU Resources Group Inc.	168,019,286	27.97	2.4%
180,215	Google Inc.	157,852,121	875.91	2.2%
2,502,970	Gilead Sciences Inc.	157,286,635	62.84	2.2%
4,528,416	Spectra Energy Corp.	155,007,680	34.23	2.2%
6,195,434	Shaw Communications Inc.	143,981,886	23.24	2.0%
1,551,840	United Parcel Service Inc.	141,791,621	91.37	2.0%
3,474,125	Paychex Inc.	141,188,440	40.64	2.0%
2,202,610	Target Corp.	140,922,988	63.98	2.0%
1,827,019	Compass Minerals International Inc.	139,346,739	76.27	2.0%
1,767,090	Novartis AG (ADR)	135,553,474	76.71	1.9%
1,601,900	Teleflex Inc.	131,804,332	82.28	1.9%
3,187,330	Patterson Companies Inc.	128,130,666	40.20	1.8%
6,007,040	Charles Schwab Corp.	126,988,826	21.14	1.8%
1,001,200	Praxair Inc.	120,354,252	120.21	1.8%
1,683,633	McCormick & Co.	108,931,055	64.70	1.6%
5,306,060	W&T Offshore Inc.	94,023,383	17.72	1.4%
1,790,857	AGL Resources Inc.	82,433,148	46.03	1.2%
1,132,300	WD-40 Co.	73,486,270	64.90	1.0%
1,668,935	Northwest Natural Gas Co.	70,061,891	41.98	1.0%
1,001,160	Verisk Analytics Inc.	65,035,354	64.96	1.0%
150,170	Accenture PLC	11,058,519	73.64	0.2%

	Total investment in equities	6,874,097,791		97.7%

	Total short-term securities	210,366,883		3.0%

	Other assets and liabilities	(51,356,179)		(0.7%)

	Total net assets	7,033,108,495		100.0%

	Net asset value as of September 30, 2013
	Investor shares	$35.28
	Institutional shares	$35.34

Quarterly Report • Q3 2013	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of September 30, 2013 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

126,500	Pentair Ltd.	8,214,910	64.94	3.8%
134,000	C.H. Robinson Worldwide Inc.	7,981,040	59.56	3.7%
206,000	Insperity Inc.	7,745,600	37.60	3.6%
173,000	Expeditors International of Washington Inc.	7,622,380	44.06	3.5%
415,000	Applied Materials Inc.	7,279,100	17.54	3.4%
314,800	Questar Corp.	7,079,852	22.49	3.3%
280,000	Shaw Communications Inc.	6,507,200	23.24	3.0%
108,500	Motorola Solutions Inc.	6,442,730	59.38	3.0%
155,000	Waste Management Inc.	6,392,200	41.24	2.9%
80,000	Compass Minerals International Inc.	6,101,600	76.27	2.8%
211,000	MDU Resources Group Inc.	5,901,670	27.97	2.7%
140,250	Patterson Companies Inc.	5,638,050	40.20	2.6%
177,000	Sysco Corp.	5,633,910	31.83	2.6%
84,500	Intuit Inc.	5,603,195	66.31	2.6%
205,000	Iron Mountain Inc.	5,539,100	27.02	2.6%
197,500	Xylem Inc.	5,516,175	27.93	2.5%
145,000	Synopsys Inc.	5,466,500	37.70	2.5%
117,500	AGL Resources Inc.	5,408,525	46.03	2.5%
122,900	Autodesk Inc.	5,059,793	41.17	2.3%
145,000	Spectra Energy Corp.	4,963,350	34.23	2.3%
128,000	Noble Corp.	4,834,560	37.77	2.2%
110,000	DENTSPLY International Inc.	4,775,100	43.41	2.2%
57,500	Teleflex Inc.	4,731,100	82.28	2.2%
425,000	First Horizon National Corp.	4,670,750	10.99	2.2%
150,000	SEI Investments Co.	4,636,500	30.91	2.1%
79,000	Cameron International Corp.	4,611,230	58.37	2.1%
107,500	Paychex Inc.	4,368,800	40.64	2.0%
200,000	Charles Schwab Corp.	4,228,000	21.14	1.9%
40,000	Fiserv Inc.	4,042,000	101.05	1.9%
70,000	Nordstrom Inc.	3,934,000	56.20	1.8%
65,000	Equifax Inc.	3,890,250	59.85	1.8%
50,000	Energen Corp.	3,819,500	76.39	1.8%
68,000	Coach Inc.	3,708,040	54.53	1.7%
70,500	Cardinal Health Inc.	3,676,575	52.15	1.7%
51,500	Citrix Systems Inc.	3,636,415	70.61	1.7%
57,036	Check Point Software Technologies Ltd.	3,225,956	56.56	1.5%
29,000	Concho Resources Inc.	3,155,490	108.81	1.4%
45,000	Capital One Financial Corp.	3,093,300	68.74	1.4%
36,000	Scripps Networks Interactive Inc.	2,811,960	78.11	1.3%
49,500	Teradata Corp.	2,744,280	55.44	1.3%
35,000	Verisk Analytics Inc.	2,273,600	64.96	1.0%
21,000	Ecolab Inc.	2,073,960	98.76	1.0%

	Total investment in equities	209,038,246		96.4%

	Total short-term securities	8,136,789		3.8%

	Other assets and liabilities	(234,151)		(0.2%)

	Total net assets	216,940,884		100.0%

	Net asset value as of September 30, 2013	$24.13

PARNASSUS FUNDS	Quarterly Report • Q3 2013

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of September 30, 2013 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,400,000	Ciena Corp.	34,972,000	24.98	4.8%
1,300,000	First American Financial Corp.	31,655,000	24.35	4.3%
2,550,000	Blount International Inc.	30,880,500	12.11	4.2%
400,000	Compass Minerals International Inc.	30,508,000	76.27	4.2%
1,100,000	VCA Antech Inc.	30,206,000	27.46	4.1%
1,175,000	Gentex Corp.	30,068,250	25.59	4.1%
1,300,000	Finisar Corp.	29,419,000	22.63	4.0%
575,000	MICROS Systems Inc.	28,715,500	49.94	3.9%
1,900,000	UTi Worldwide Inc.	28,709,000	15.11	3.9%
1,850,000	Riverbed Technology Inc.	26,991,500	14.59	3.7%
950,000	MRC Global Inc.	25,460,000	26.80	3.5%
1,450,000	Checkpoint Systems Inc.	24,215,000	16.70	3.3%
775,000	Energy XXI (Bermuda) Ltd.	23,405,000	30.20	3.2%
340,000	Regal-Beloit Corp.	23,096,200	67.93	3.1%
800,000	Air Lease Corp.	22,128,000	27.66	3.0%
885,000	EZchip Semiconductor Ltd.	21,806,400	24.64	3.0%
1,200,000	W&T Offshore Inc.	21,264,000	17.72	2.9%
3,100,000	PMC-Sierra Inc.	20,522,000	6.62	2.8%
750,000	Iron Mountain Inc.	20,265,000	27.02	2.8%
715,000	MDU Resources Group Inc.	19,998,550	27.97	2.7%
1,700,000	First Horizon National Corp.	18,683,000	10.99	2.6%
975,000	Calgon Carbon Corp.	18,515,250	18.99	2.5%
1,175,000	Intrepid Potash Inc.	18,424,000	15.68	2.5%
1,250,000	TCF Financial Corp.	17,850,000	14.28	2.4%
1,000,000	PulteGroup Inc.	16,500,000	16.50	2.2%
680,000	Questar Corp.	15,293,200	22.49	2.1%
400,000	Insperity Inc.	15,040,000	37.60	2.0%
975,000	InterMune Inc.	14,985,750	15.37	2.0%
200,000	Harman International Industries Inc.	13,246,000	66.23	1.8%
1,400,000	Harmonic Inc.	10,766,000	7.69	1.5%
465,000	Thermon Group Holdings Inc.	10,746,150	23.11	1.5%
300,000	Toll Brothers Inc.	9,729,000	32.43	1.3%
600,000	Orient-Express Hotels Ltd.	7,788,000	12.98	1.1%
150,000	VeriSign Inc.	7,633,500	50.89	1.1%
550,000	Compuware Corp.	6,160,000	11.20	0.8%

	Total investment in equities	725,644,750		98.9%

	Total short-term securities	6,273,921		0.9%

	Other assets and liabilities	2,160,605		0.2%

	Total net assets	734,079,276		100.0%

	Net asset value as of September 30, 2013	$27.92

Quarterly Report • Q3 2013	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of September 30, 2013 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,200,000	Applied Materials Inc.	21,048,000	17.54	4.9%
450,000	Expeditors International of Washington Inc.	19,827,000	44.06	4.7%
325,000	C.H. Robinson Worldwide Inc.	19,357,000	59.56	4.5%
1,300,000	Riverbed Technology Inc.	18,967,000	14.59	4.5%
460,000	Autodesk Inc.	18,938,200	41.17	4.4%
275,000	Capital One Financial Corp.	18,903,500	68.74	4.4%
250,000	Intuit Inc.	16,577,500	66.31	3.9%
400,000	Altera Corp.	14,864,000	37.16	3.5%
650,000	Charles Schwab Corp.	13,741,000	21.14	3.2%
200,000	QUALCOMM Inc.	13,472,000	67.36	3.2%
325,000	Wells Fargo & Co.	13,429,000	41.32	3.2%
575,000	Intel Corp.	13,179,000	22.92	3.1%
415,000	Mondelez International Inc.	13,039,300	31.42	3.1%
550,000	Shaw Communications Inc.	12,782,000	23.24	3.0%
175,000	Roche Holdings Ltd. (ADR)	11,817,750	67.53	2.8%
800,000	Corning Inc.	11,672,000	14.59	2.7%
1,050,000	First Horizon National Corp.	11,539,500	10.99	2.7%
140,000	Novartis AG (ADR)	10,739,400	76.71	2.5%
130,000	Procter & Gamble Co.	9,826,700	75.59	2.3%
150,000	Target Corp.	9,597,000	63.98	2.3%
275,000	Abbott Laboratories	9,127,250	33.19	2.1%
100,000	PepsiCo Inc.	7,950,000	79.50	1.9%
100,000	Cigna Corp.	7,686,000	76.86	1.8%
500,000	TCF Financial Corp.	7,140,000	14.28	1.7%
60,000	FedEx Corp.	6,846,600	114.11	1.6%
200,000	Simpson Manufacturing Co., Inc.	6,514,000	32.57	1.5%
100,000	Gilead Sciences Inc.	6,284,000	62.84	1.5%
90,000	Edwards Lifesciences Corp.	6,266,700	69.63	1.5%
200,000	MDU Resources Group Inc.	5,594,000	27.97	1.3%
100,000	Adobe Systems Inc.	5,194,000	51.94	1.2%
200,000	Cisco Systems Inc.	4,684,000	23.42	1.1%
60,000	Citrix Systems Inc.	4,236,600	70.61	1.0%
50,000	Deere & Co.	4,069,500	81.39	1.0%
15,000	Novo-Nordisk A/S (ADR)	2,538,300	169.22	0.6%

	Total investment in equities	377,447,800		88.7%

	Total short-term securities	50,253,931		11.8%

	Other assets and liabilities	(2,099,325)		(0.5%)

	Total net assets	425,602,406		100.0%

	Net asset value as of September 30, 2013	$26.67

PARNASSUS FUNDS	Quarterly Report • Q3 2013

PARNASSUS ASIA FUND

Portfolio of Investments as of September 30, 2013 (unaudited)

Shares	Hong Kong Equities	Market Value ($)	Per Share	Percent of Net Assets

23,200	Television Broadcasts Ltd.	146,365	6.31	5.0%
83,000	Li & Fung Ltd.	120,898	1.46	4.2%
12,000	Biostime International Holdings Ltd.	90,723	7.56	3.1%
75,000	Lenovo Group Ltd.	78,608	1.05	2.7%

	Total investment in Hong Kong equities	436,594		15.0%

Shares	Indonesia Equities	Market Value ($)	Per Share	Percent of Net Assets

114,000	Bank Rakyat Indonesia (Persero) Tbk.	71,375	0.63	2.5%
3,000,000	Asuransi Multi Artha Guna PT	57,102	0.02	2.0%

	Total investment in Indonesia equities	128,477		4.5%

Shares	Japan Equities	Market Value ($)	Per Share	Percent of Net Assets

2,500	KDDI Corp.	128,468	51.39	4.4%
150	Fast Retailing Co., Ltd.	56,570	377.13	1.9%
1,000	Kyocera Corp.	53,325	53.32	1.8%

	Total investment in Japan equities	238,363		8.1%

Shares	Singapore Equities	Market Value ($)	Per Share	Percent of Net Assets

15,000	Keppel Corp., Ltd.	124,716	8.31	4.3%
38,500	Petra Foods Ltd.	106,295	2.76	3.7%
38,000	OSIM International Ltd.	58,451	1.54	2.0%

	Total investment in Singapore equities	289,462		10.0%

Shares	South Korea Equities	Market Value ($)	Per Share	Percent of Net Assets

125	Samsung Electronics Co., Ltd.	158,718	1,269.74	5.5%

	Total investment in South Korea equities	158,718		5.5%

Quarterly Report • Q3 2013	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Portfolio of Investments as of September 30, 2013 (unaudited) (continued)

Shares	Thailand Equities	Market Value ($)	Per Share	Percent of Net Assets

157,000	Amata Corp.	87,962	0.56	3.0%
69,000	Thanachart Capital Public Co., Ltd.	74,107	1.07	2.6%
35,000	Thai Union Frozen Products Public Co., Ltd.	57,197	1.63	2.0%
87,000	Ticon Industrial Ltd.	45,331	0.52	1.6%

	Total investment in Thailand equities	264,597		9.2%

Shares	United States Equities	Market Value ($)	Per Share	Percent of Net Assets

2,800	Expeditors International of Washington Inc.	123,368	44.06	4.2%
6,500	Applied Materials Inc.	114,010	17.54	3.9%
1,400	QUALCOMM Inc.	94,304	67.36	3.2%

	Total investment in United States equities	331,682		11.3%
	Total investment in equities	1,847,893		63.6%
	Total short-term securities	1,084,394		37.3%
	Other assets and liabilities	(27,363)		(0.9%)

	Total net assets	2,904,924		100.0%

	Net asset value as of September 30, 2013	$15.15

PARNASSUS FUNDS	Quarterly Report • Q3 2013

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of September 30, 2013 (unaudited)

Principal Amount ($)	Commercial Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

1,000,000	MSC Trust 2011-C1 A2 3.88%, due 09/15/2047	1,055,807	105.58	0.6%
1,000,000	UBSBB Trust 2012-C2 A3 3.06%, due 05/10/2063	1,009,376	100.94	0.5%

	Total investment in commercial mortgage-backed securities	2,065,183		1.1%

Principal Amount ($)	Convertible Bonds	Market Value ($)	Per Share	Percent of Net Assets

1,000,000	Hologic Inc. 2.00%, due 12/15/2037	1,001,250	100.13	0.5%

	Total investment in convertible bonds	1,001,250		0.5%

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

4,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022	3,809,700	95.24	2.0%
3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015	3,729,824	106.57	2.0%
3,000,000	Mondelez International Inc. 5.38%, due 02/10/2020	3,387,513	112.92	1.8%
3,000,000	Praxair Inc. 4.50%, due 08/15/2019	3,386,631	112.89	1.8%
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015	3,226,410	107.55	1.8%
3,000,000	Genentech Inc. 4.75%, due 07/15/2015	3,214,113	107.14	1.8%
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015	3,150,384	105.01	1.7%
3,000,000	Google Inc. 3.63%, due 05/19/2021	3,142,101	104.74	1.7%
2,500,000	Praxair Inc. 4.38%, due 03/31/2014	2,547,203	101.89	1.4%
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017	2,336,966	116.85	1.3%
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	2,276,138	113.81	1.2%
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019	2,229,430	111.47	1.2%
2,000,000	Intuit Inc. 5.75%, due 03/15/2017	2,228,298	111.41	1.2%

Quarterly Report • Q3 2013	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of September 30, 2013 (unaudited) (continued)

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	2,125,696	106.28	1.1%
2,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021	2,098,270	104.91	1.1%
2,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	2,093,710	104.69	1.1%
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014	2,081,072	104.05	1.1%
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	2,073,856	103.69	1.1%
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015	2,064,718	103.24	1.1%
2,000,000	International Business Machines Corp. 6.50%, due 10/15/2013	2,004,130	100.21	1.1%
2,000,000	Cardinal Health Inc. 1.70%, due 03/15/2018	1,954,524	97.73	1.1%
2,000,000	FedEx Corp. 2.70%, due 04/15/2023	1,834,892	91.74	1.0%
1,539,338	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	1,770,239	115.00	1.0%
1,000,000	International Business Machines Corp. 3.38%, due 08/01/2023	986,598	98.66	0.5%
500,000	Corning Inc. 6.63%, due 05/15/2019	606,571	121.31	0.3%

	Total investment in corporate bonds	60,358,987		32.5%

Principal Amount ($)	Federal Agency Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

1,211,725	Fannie Mae Pool MA0695 4.00%, due 04/01/2031	1,292,460	106.66	0.7%
1,101,390	Freddie Mac Pool A93451 4.50%, due 08/01/2040	1,174,943	106.68	0.6%
1,096,933	Fannie Mae Pool AD5108 3.50%, due 12/01/2025	1,158,208	105.59	0.6%
1,086,310	Fannie Mae Pool 931739 4.00%, due 08/01/2024	1,153,201	106.16	0.6%
1,011,508	Fannie Mae Pool AH0973 4.00%, due 12/01/2025	1,073,582	106.14	0.6%
989,587	Freddie Mac Pool G14809 3.00%, due 07/01/2028	1,025,139	103.59	0.6%

	Total investment in federal agency mortgage-backed securities	6,877,533		3.7%

PARNASSUS FUNDS	Quarterly Report • Q3 2013

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of September 30, 2013 (unaudited) (continued)

Principal Amount ($)	Supranational Bonds	Market Value ($)	Per Share	Percent of Net Assets

5,000,000	International Finance Corp. 0.50%, due 05/16/2016	4,973,840	99.48	2.7%

	Total investment in supranational bonds	4,973,840		2.7%

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

6,000,000	U.S. Treasury 1.88%, due 06/30/2015	6,165,936	102.77	3.3%
6,000,000	U.S. Treasury 2.38%, due 09/30/2014	6,134,298	102.24	3.3%
6,000,000	U.S. Treasury 2.63%, due 06/30/2014	6,113,202	101.89	3.3%
6,000,000	U.S. Treasury 2.13%, due 08/15/2021	5,951,250	99.19	3.2%
6,000,000	U.S. Treasury 3.50%, due 02/15/2039	5,885,628	98.09	3.2%
6,000,000	U.S. Treasury 2.00%, due 02/15/2022	5,832,654	97.21	3.1%
6,000,000	U.S. Treasury 2.00%, due 02/15/2023	5,714,532	95.24	3.1%
6,000,000	U.S. Treasury 1.75%, due 05/15/2022	5,682,654	94.71	3.1%
5,000,000	U.S. Treasury 3.63%, due 02/15/2020	5,554,690	111.09	3.0%
5,000,000	U.S. Treasury 3.50%, due 05/15/2020	5,514,060	110.28	3.0%
5,000,000	U.S. Treasury 2.75%, due 02/15/2019	5,320,310	106.41	2.9%
5,000,000	U.S. Treasury 2.00%, due 11/30/2013	5,016,015	100.32	2.7%
4,000,000	U.S. Treasury 3.38%, due 11/15/2019	4,387,500	109.69	2.3%
3,500,000	U.S. Treasury 2.50%, due 06/30/2017	3,700,158	105.72	2.0%
3,000,000	U.S. Treasury 2.50%, due 04/30/2015	3,106,758	103.56	1.7%
3,000,000	U.S. Treasury 2.13%, due 05/31/2015	3,092,694	103.09	1.6%
3,000,000	U.S. Treasury 1.75%, due 05/15/2023	2,779,923	92.66	1.5%
2,000,000	U.S. Treasury 3.63%, due 08/15/2019	2,220,000	111.00	1.2%
2,000,000	U.S. Treasury 2.50%, due 08/15/2023	1,979,688	98.98	1.0%

Quarterly Report • Q3 2013	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of September 30, 2013 (unaudited) (continued)

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

1,115,020	U.S. Treasury (TIPS) 1.75%, due 01/15/2028	1,248,561	111.98	0.7%
1,000,000	U.S. Treasury 3.75%, due 11/15/2018	1,115,703	111.57	0.6%
1,000,000	U.S. Treasury 1.50%, due 07/31/2016	1,025,312	102.53	0.5%

	Total investment in U.S. government treasury bonds	93,541,526		50.3%
	Total long-term investments	168,818,319		90.8%
	Total short-term securities	20,793,467		11.2%
	Other assets and liabilities	(3,668,998)		(2.0%)

	Total net assets	185,942,788		100.0%

	Net asset value as of September 30, 2013	$16.99

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